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                                                    EXHIBIT 23.2


                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 EAST BROAD STREET
                                                    SUITE 2100
                                                    COLUMBUS, OH 43215-3671
                                                    TELEPHONE (614) 225 8700




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 6, 1999 relating to the financial statements, which appears in the 1999 Annual Report to Shareholders of The BISYS Group, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1999.





PricewaterhouseCoopers LLP

January 7, 2000